UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                        November 1, 1997
                                    ------------------------------------

                           UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                                              0-13265                      59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


 1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:         (803) 252-3661
                                                            --------------


                                                            No Change
                                    (Former name or former  address,  if changed
since last report.)












This document contains a total of 7 pages.

This Form 8-K/A amends that certain Form 8-K filed with the Securities and Exchange Commission on November 5, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and that certain Form 8-K/A filed with the Securities and Exchange Commission on January 7, 1998, and is filed to include certain revised pro forma financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

                  The financial statements for Marvin Dees, M.D., the business acquired by the wholly-owned subsidiary of the Company, were included in that certain Form 8-K/A filed with the Securities and Exchange Commission on January 7, 1998.

         b)    Pro Forma Financial Information

                  The revised pro forma financial information for Marvin Dees, M.D., the business acquired by the wholly-owned subsidiary of the Company, is included in this report beginning on page 13.

         c)    Exhibits

                  The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on November 5, 1997.

                           Exhibit 2.1 - Asset Purchase Agreement executed on October 31, 1997, to be effective November 1, 1997, by, between and among UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI of SC") Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Marvin Dees, M.D., a South Carolina resident ("Seller"); and Landlord (defined as Seller and Katherine R. Dees, collectively). (Previously filed as an Exhibit to that certain Form 8-K/A filed on January 7, 1998.)

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1997 per the Company's Annual Report and Marvin Dees, M.D. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Marvin Dees, M.D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                     UCI Medical
                                     Affiliates,
                                        Inc.           Marvin Dees,        Pro Forma              Pro Forma
                                                           M.D.           Adjustments              Combined
                                    --------------     --------------    ---------------        ---------------
Assets
Cash and cash equivalents           $      14,676      $          --     $                      $      14,676
Accounts receivable, net                5,943,884             47,148                --              5,991,032
Medical supplies inventory                502,888                 --                --                502,888
Deferred taxes                            334,945                 --                --                334,945
Prepaids and other assets                 579,217                 --                --                579,217
                                    --------------     --------------    ---------------        ---------------
          Total current assets          7,375,610             47,148              ----              7,422,758
Property, plant and equipment, net
                                        4,002,699            145,986           (96,830)  (a.)       4,051,855
Deferred taxes                          1,417,237                 --                --              1,417,237
Goodwill                                7,801,607                 --           182,864   (a.)       7,984,471

Other assets                              266,379                 --                                  266,379
                                    ==============     ==============    ===============        ===============
          Total assets              $  20,863,532      $     193,134     $      86,034          $  21,142,700
                                    ==============     ==============    ===============        ===============

Liabilities and Capital
Current portion - long-term debt    $     840,879      $      16,360     $     (12,209)  (a.)   $     845,030
Current long- debt to employees           177,445                 --            42,500   (a.)         219,945
Accounts payable                        2,039,506              8,799            (8,799)  (a.)
                                                                                17,468   (a.)       2,056,974
Accrued payroll                           959,068                 --                --                959,068
Other accrued liabilities                 437,667                 --                                  437,667


                                    --------------     --------------    ---------------        ---------------
           Total current                4,454,565             25,159            38,960              4,518,684
   liabilities
Long-term debt, net of current          6,438,655             55,543           (42,530)  (a.)       6,451,668
Non-current debt to employees             481,815                 --           117,036   (a.)         598,851
                                    --------------     --------------    ---------------        ---------------
        Total liabilities              11,375,035             80,702           113,466             11,569,203
                                    --------------     --------------    ---------------        ---------------
Common stock                              287,248                 --             1,511   (a.)         288,759
Paid-in capital                        15,435,535                 --            83,489   (a.)      15,519,024
Accumulated earnings (deficit)         (6,234,286)           112,432          (112,432)  (a.)      (6,234,286)
                                    --------------     --------------    ---------------        ---------------
           Total capital                9,488,497            112,432           (27,432)             9,573,497
                                    ==============     ==============    ===============        ===============
    Total liabilities and capital   $  20,863,532      $     193,134     $      86,034          $  21,142,700
                                    ==============     ==============    ===============        ===============

                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Balance Sheet
                               September 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Marvin Dees, M.D. by UCI Medical Affiliates, Inc. for an aggregate price of $279,168. The purchase occurred on October 30, 1997. The combining balance sheet reflects the balances of UCI at September 30, 1997 and Marvin Dees, M.D. at December 31, 1996. Pro forma adjustments are made to reflect:

(a.)The assets acquired consisted of:  The purchase price consisted of:

$ 47,148   Accounts receivable         $    1,511  Common stock
  49,156  Furniture, equipment             83,489  Additional paid-in-capital
 182,864   Goodwill                       159,536  Notes payable issued
---------                                  17,164  Lease liabilities assumed
$279,168                                   17,468  Cash paid at closing
=========                               ---------
                                       $  279,168
                                        =========

     Issuance of 30,223 shares of restricted common stock valued at $85,000, an estimated per share value of $2.81. Cash paid at closing is recorded in accounts payable.

     Certain property and equipment ($96,830) was not acquired. Accounts payable ($8,799), long-term debt ($54,739), and prior owner's equity ($112,432) were not assumed.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1997 per the Company's Annual Report and Marvin Dees, M.D. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Marvin Dees, M.D. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                     UCI Medical      Marvin Dees,        Pro Forma              Pro Forma
                                   Affiliates, Inc.       M.D.           Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   27,924,772      $    406,195      $           --        $   28,330,967
Operating costs                        26,466,294          227,253             (15,000) (a.)
                                                                               150,123  (e.)
                                                                                 5,000  (c.)     26,833,670
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,458,478          178,942            (140,123)           1,497,297

General and administrative
   expenses                               153,445           34,339                  --              187,784
Depreciation and amortization           1,250,349           29,402              12,190  (b.)      1,291,941
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                   54,684          115,201            (152,313)              17,572

Interest expense, net                    (812,749)          (6,738)             (9,100) (d.)       (828,587)
Gain on equipment                           8,809               --                  --                8,809
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                 (749,256)         108,463            (161,413)            (802,206)
Income tax benefit                        665,530               --                  --               665,530
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         (83,726)         108,463            (161,413)            (136,676)

Accumulated deficit - beginning
   of year                             (6,150,560)         154,092            (112,432)          (6,108,900)
 Distribution to stockholders                  --         (150,123)            150,123                   --
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,234,286)     $    112,432            (123,722)       $ (6,245,576)
                                  ================    ==============    ===============       =================

Net income (loss) per common
   and common
     equivalent share             $       (.02)                 (f.)                --        $       (.03)
                                  ================    ==============    ===============       =================

Weighted average common shares
   outstanding                          5,005,081               (f.)                --            5,035,304
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1997
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1. to the pro forma balance sheet:

(a.) Net change in physician salary computed based on employment agreement compared with the Practice's former owner's draws. Does not include any potential fees or productivity or other incentives provided for in employment contract between the owner of Marvin Dees, M.D. and UCI Medical Affiliates, Inc.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Net increase in rental expense for office facilities based on rental agreements executed between the parties.

     (d.) First year increase in interest costs, related to notes payable issued to Dr. Dees.

     (e.)   Reclassification  of  owner's  draws  to  compensation  expense  per employment agreement.

     (f.) Not applicable; Marvin Dees, M.D. was a sole proprietorship entity.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.         /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:              September 2, 1998